ROBERTSON STEPHENS MUTUAL FUNDS
The Contrarian Fund-TM-
Annual Report
December 31, 1996

CONTRARIAN


[GRAPHIC]

The Contrarian Fund-TM- ANNUAL REPORT

FUND PHILOSOPHY

The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by employing fundamental analysis of business and industry trends. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, hated or forgotten. When appropriate, the Fund will short sell stocks as a result of its research discipline.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  6
Portfolio Summary  7
Schedule of Investments  8
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights  19
Notes to Financial Statements  20
Report of Independent Accountants  27
Administration  28

FUND HIGHLIGHTS

YEAR-END PERFORMANCE
The Fund advanced by 21.68% for the year and was up 2.37% for the fourth quarter. Our performance since inception (6/30/93) is now a positive 68.28% and our average annual return since inception is 16.00%. (See Fund Performance on page 6.)


DIVERSIFICATION
We don't try to forecast the stock market, but feel it is prudent to be hedged, to be diversified, and to be invested in many high-growth markets outside of the United States.


NICKEL
We gradually have pared back our large investment in INCO (4.35%) and have added to our position in VOISEY BAY NICKEL (4.12%) over the last three months.


GROWTH GOLD
Our growth gold positions are now 17.90% of the Fund, and our largest growth gold position is INDOCHINA GOLDFIELDS (5.47%).


ENERGY
Our energy investments did well in 1996 and currently represent 14.78% of the Fund.


ALUMINUM
We remain confident in our aluminum exposure, and believe 1997 will be THE YEAR for aluminum equities.


EASTERN EUROPE AND THE FORMER SOVIET UNION
We continue to look for lower-risk vehicles to participate in the growth opportunities in Eastern Europe and the former Soviet Union.

[PHOTO]

FUND MANAGER
Paul H. Stephens
Portfolio Manager
The Contrarian Fund-TM-

DEAR SHAREHOLDER:


The Contrarian Fund-TM- ended the calendar 1996 year at $16.57 per share after paying out capital gains of approximately $0.20 per share. The Fund advanced by 21.68% for the year and was up 2.37% for the fourth quarter. For the same periods, the S&P 500 was up 22.99% and 8.37%, respectively. Our cumulative performance since inception (6/30/93) is now a positive 68.28% and our average annual return since inception is 16.00%. (See Fund Performance on page 6.)

Admittedly, these returns would have been higher if we had not been so defensive and had not purchased S&P 500 index put options over the last three and a half years. Nevertheless, we are pleased with the absolute return results, and we remain in a hedged position with approximately 76% of the Fund long, 21% short and in S&P 500 put options, and 3% in cash equivalents. Therefore, the Fund is still quite defensively positioned and is currently 55% net long (76% minus 21%), versus most mutual funds being 95% to a 100% net long.

We are maintaining a defensive portfolio strategy, especially with the U.S. stock market reaching historic valuation levels. We don't try to forecast the stock market, but feel it is prudent to be hedged, to be diversified, and to be invested in many high-growth markets outside of the United States.

"WE ARE MAINTAINING A DEFENSIVE PORTFOLIO STRATEGY, ESPECIALLY WITH THE U.S. STOCK MARKET REACHING HISTORIC VALUATION LEVELS."

The Contrarian Fund's largest losses continue to be from our S&P 500 index put options portfolio, but we view these losses similarly to those one accepts each year from paying his or her life insurance premium.

NICKEL
We gradually have pared back our large investment in INCO. We have sold one-third of our INCO common shares that we received from the conversion of our DIAMOND FIELDS RESOURCES shares, and also sold all of our INCO convertible preferred due to the 35% premium it sold for above the price of INCO common. The Fund now owns a 4.35% position in Inco common and a 4.12% position in VOISEY BAY NICKEL, which participates in 25% of the cash flow in DIAMOND FIELDS RESOURCES' original discovery plus 25% of all future additions to reserves. It is our opinion that VOISEY BAY NICKEL is the most attractive "growth nickel" investment available in the stock market, and we expect it will be the Fund's core nickel holding for the next few years. In fact, we have actually added to our position in VOISEY BAY NICKEL over the last three months.

GROWTH GOLD
Our growth gold positions are now 17.90% of the Fund, and our largest growth gold position is INDOCHINA GOLDFIELDS (5.47%). Even though the bullion price of gold has dropped recently, all of the Fund's growth gold positions are based on growing low-cost reserves and growing ounces of annual production, not a bet on an increasing price of the metal.

ENERGY
Our energy investments did well in 1996 and now represent 14.78% of the Fund. A few new names that collectively represent 2.43% of the portfolio are ABACAN RESOURCES (0.48%), which is focused on oil exploration off shore in Nigeria, TARRAGON OIL AND GAS (0.51%) in Calgary, PETROLEUM SECURITIES AUSTRALIA (0.53%), which is drilling in the Gulf of Mexico, and EUROGAS CORPORATION (0.91%), a Canadian exploration and production company with huge exposure to Russia's oil and gas reserves. We also have invested in Russia's oil industry through a private equity placement in BLACK SEA ENERGY (0.27%), which we expect to go public in late 1997.

ALUMINUM
We remain confident in our aluminum exposure, with 6.79% of the Fund still invested equally among KAISER ALUMINUM (2.33%), ALUMAX (2.14%), and MAXXAM (2.32%). GENCOR, LTD. (0.55%) in South Africa also has a large aluminum exposure. We believe 1997 will be THE YEAR for aluminum equities.

NEW INVESTMENTS

EASTERN EUROPE AND THE
FORMER SOVIET UNION

We continue to look for lower-risk vehicles to participate in the growth opportunities in Eastern Europe and the former Soviet Union. After visiting Moscow and the Czech Republic last summer, we have taken a position in CENTRAL EUROPEAN MEDIA (1.10%; CETV on Nasdaq), which owns the monopoly television station in the Czech Republic and is expanding into other Eastern European countries.

We also have taken a 2.05% position in METROMEDIA INTERNATIONAL GROUP (MMG on the American Stock Exchange), which is the new investment vehicle for John Kluge and Stuart Subotnik, who built the original

[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Rick Barry
Chris Bonomo
Jim Carruthers
Melissa Floren
Sue Gossard
Michael Hoffman
Andrew Pilara, Jr.
Borden Putnam III

RESEARCH (CONTINUED)
Jay Sherwood
M. Hannah Sullivan
Senior Trader
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Leslie Bauer
Dianny Rios

Metromedia in the United States and are now replicating their investment strategies in the former Soviet Union and Asia. METROMEDIA INTERNATIONAL GROUP is acquiring wireless franchises in these new emerging markets with a focus on paging, wireless cable, trunked mobile radio, and cellular. Rather than directly buying shares of Czech Republic or Russian companies, our emerging markets strategy continues to be one of working with management teams that speak our business language and whose shares are usually traded on stock exchanges in North America, London, Singapore or Australia.

On behalf of The Contrarian Fund-TM- team, I thank you for your continued support.

Sincerely,

/s/ Paul H. Stephens

PAUL H. STEPHENS
Portfolio Manager
January 29, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
24-HOUR HOTLINE AT 1-800-766-3863.

"WE CONTINUE TO LOOK FOR LOWER-RISK VEHICLES TO PARTICIPATE IN THE GROWTH OPPORTUNITIES IN EASTERN EUROPE AND THE FORMER SOVIET UNION."

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Contrarian Fund-TM- and the S&P 500 Index(1)
IF INVESTED ON JUNE 30, 1993(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                                                               CONTRARIAN               S&P 500
FOR THE PERIODS ENDED 12/31/96                                                                       FUND               INDEX(1)
--------------------------------------------------------------------------------------------------------------------------------

Since inception (6/30/93)(2)                                                                         68.28%              79.87%
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                                                               CONTRARIAN             S&P 500
FOR THE PERIODS ENDED 12/31/96                                                                       FUND               INDEX(1)
--------------------------------------------------------------------------------------------------------------------------------

One Year                                                                                           21.68%              22.99%
Three Years                                                                                        14.58%              19.66%
Since inception (6/30/93)(2)                                                                       16.00%              18.22%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index.

(2)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Cash/Cash Equivalents 0.9%
Warrants 0.3%
Textiles 0.6%
Convertibles/Preferreds 0.9%
Puts 1.4%
Specialty Chemicals 2.1%
Real Estate 2.1%
International Conglom. 2.5%
Transportation Services 3.0%
Telecom/Media 3.0%
Financial Services 3.0%
Construction/Infrastructure 6.7%
Aluminum 6.7%
Copper Mining/Base Metals 8.1%
Other/Other Assets, Net 4.5%
Short Positions 17.2%
Energy/Energy Services 14.8%
Gold Mining 11.6%
Nickel/Diamond Mining 10.6%

TOP TEN HOLDINGS

1.
ROYAL PLASTICS GROUP, LTD.
(Name changed to ROYAL GROUP TECHNOLOGIES LIMITED on 2/14/97)
An innovative building technology company that consistently has created new products out of extruded vinyl to replace traditional wood and metal products.

2.
INDOCHINA GOLDFIELDS, LTD.
Explores for and develops large, low-cost copper and gold deposits, primarily in Myanmar, Indonesia, Kazakstan, South Korea, and Fiji.

3.
INCO, LTD.
Number-one nickel producer in North America. Also produces copper, platinum, silver, cobalt, sulfuric acid, and liquid sulfur dioxide.

4.
VOISEY BAY NICKEL, LTD.
Holds a 25% interest in the cash flow of Inco's Voisey Bay Nickel province, plus exposure to all of Voisey Bay Nickel's additional exploration activities.

5.
DUNDEE BANCORP, INC., CLASS A
A Toronto-based natural resource investment management company that has grown from $400 million to $6 billion under management in the last four years.

6.
MAXXAM, INC.
A large resource holding company with majority ownership and control of Kaiser Aluminum, Pacific Lumber, and numerous real estate assets.

7.
KAISER ALUMINUM CORPORATION
Produces alumina and aluminum products for domestic and international markets. A 63%-owned subsidiary of MAXXAM, Inc.

8.
GOLDEN STAR RESOURCES, LTD.
Maintains a 30% interest in the Omai gold mine in Guyana. Also holds substantial gold and diamond interests in Suriname, French Guiana, Brazil, and Africa.

9.
ALUMAX, INC.
Produces and markets primary aluminum ingot, billet, and slab, and is a major fabricator of value-added aluminum products for the construction, transportation, packaging, and consumer durables industries.

10.
METROMEDIA INTERNATIONAL GROUP, INC.
Global entertainment, media, and communications company with a primary focus on acquiring wireless licenses in Asia and the former Soviet Union.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                 FOREIGN CURRENCY(8)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 6.7%
Alumax, Inc.                                                                                      678,100         $22,631,588
Kaiser Aluminum Corporation                                                                     2,047,500          23,802,188
MAXXAM, Inc.                                                                                      517,800          24,660,225
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   71,094,001
-----------------------------------------------------------------------------------------------------------------------------
BASE METALS - 1.1%
Teck Corporation, Class B(1)                                                        CAD           500,000          11,593,515
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11,593,515
-----------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.7%
American Buildings Company                                                                        433,000          10,337,875
Martin Marietta Materials, Inc.(1)                                                                 50,891           1,183,216
Royal Plastics Group, Ltd.                                                        CAD           3,203,200          59,301,190
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   70,822,281
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/BUSINESS SERVICES - 0.5%
The Pittston Brinks Group(1)                                                                      201,000           5,427,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,427,000
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL - 0.0%
Nu Skin Asia Pacific, Inc.                                                                          9,500             293,312
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      293,312
-----------------------------------------------------------------------------------------------------------------------------
COPPER/GOLD MINING - 7.0%
Adrian Resources, Ltd.                                                            CAD           1,120,003           1,603,159
Armada Gold Corporation                                                           CAD             593,400             546,034
Cambior, Inc.(1)                                                                  CAD           1,043,800          15,398,203
Indochina Goldfields, Ltd.                                                        CAD           3,528,240          41,484,455
Indochina Goldfields, Ltd., Restricted(2)(3)                                      CAD           1,700,000          14,991,236
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   74,023,087
-----------------------------------------------------------------------------------------------------------------------------
DIAMOND MINING - 1.0%
Diamond Fields International Note(2)                                              CAD           6,687,600           2,686,175
DiamondWorks, Ltd.                                                                CAD           1,188,400           1,744,456
DiamondWorks, Ltd., Restricted(2)(3)                                              CAD           4,987,500           5,856,934
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,287,565
-----------------------------------------------------------------------------------------------------------------------------
ENERGY - 8.5%
Abacan Resource Corporation                                                       CAD             410,000           3,561,875
Alberta Energy Corporation(1)                                                     CAD             150,000           3,582,122
Anderson Exploration, Ltd.                                                        CAD             382,100           4,939,144
Anzoil N.L.                                                                       AUD          59,997,000           6,676,401
Basin Exploration, Inc.                                                                            75,600             472,500
Beau Canada Exploration, Ltd.                                                     CAD             908,900           1,593,048
Burlington Resources, Inc.(1)                                                                     125,000           6,296,875
Encal Energy, Ltd.                                                                CAD             361,600           1,132,888


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

8


DECEMBER 31, 1996                                                 FOREIGN CURRENCY(8)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

ENERGY - CONTINUED
Eurogas Corporation                                                               CAD             265,700         $   242,551
Eurogas Corporation, 144A(5)                                                      CAD           4,947,396           4,516,355
Louisiana Land & Exploration(1)                                                                    35,000           1,876,875
McMoRan Oil & Gas Company                                                                       1,302,420           2,849,044
Nescor Energy, Restricted(2)(3)                                                                   375,000             243,750
Noble Affiliates, Inc.(1)                                                                         150,000           7,181,250
Petro-Canada                                                                      CAD             500,000           5,495,509
Petroleum Securities Australia, Ltd.                                              AUD             226,000             993,387
Petroleum Securities Australia, Ltd., ADR(4)                                                      185,000           4,208,750
Renaissance Energy, Ltd.                                                          CAD             100,000           3,406,850
Tarragon Oil & Gas, Ltd.                                                          CAD             500,000           5,477,251
Union Pacific Resources Group, Inc.(1)                                                            250,000           7,312,500
United Meridian Corporation                                                                       218,000          11,281,500
Vastar Resources, Inc.(1)                                                                         175,000           6,650,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   89,990,425
-----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES - 6.3%
Coastal Corporation(1)                                                                            125,000           6,109,375
Enron Corporation(1)                                                                              110,000           4,743,750
KN Energy, Inc.(1)                                                                                150,000           5,887,500
NGC Corporation(1)                                                                                500,000          11,625,000
Roper Industries, Inc.(1)                                                                         125,500           4,910,188
Sonat, Inc.(1)                                                                                    150,000           7,725,000
Tejas Gas Corporation                                                                              15,500             738,188
USX-Delhi Group(1)                                                                                576,000           9,144,000
Western Gas Resources, Inc.(1)                                                                    128,600           2,475,550
Williams Companies, Inc.(1)                                                                       375,000          14,062,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   67,421,051
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.0%
Dundee Bancorp, Inc., Class A                                                     CAD           1,725,500          31,818,356
U.S. Global Investor, Inc., Class A                                                               279,860             664,668
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   32,483,024
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 11.6%
Bakyrchik Gold PLC                                                                GBP           2,653,232          11,045,663
Central Fund of Canada, Class A(1)                                                                184,600             819,162
Consolidated Mining Corporation, Ltd.                                             SAR          27,000,000           4,039,756
Delta Gold Mining Corporation                                                     CAD             807,900             767,012
El Callao Mining Corporation                                                      CAD             450,000             430,512
Emperor Mines, Ltd.                                                               AUD           3,772,979           7,347,428
Euro-Nevada Mining Corporation(1)                                                 CAD             100,000           2,986,928
First Dynasty Mines, Ltd.                                                         CAD           2,324,550           5,941,667


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                               9

SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1996                                                 FOREIGN CURRENCY(8)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

GOLD MINING - CONTINUED
First Dynasty Mines, Ltd., Restricted(2)(3)                                       CAD           1,600,000        $  3,885,197
Franco-Nevada Mining Corporation, Ltd.(1)                                         CAD              80,000           3,666,107
Golden Knight Resources, Inc.                                                     CAD             325,000           1,566,494
Golden Star Resources, Ltd.(1)                                                    CAD           1,747,500          23,035,401
Guyanor Ressources, S.A., Class B                                                 CAD             585,700           3,956,565
Harmony Gold Mining Company, Ltd.                                                 SAR              21,000             173,934
Harmony Gold Mining Company, Ltd., ADR(4)                                                         889,000           7,000,875
Lydenburg Exploration, Ltd.                                                       SAR              22,000              66,068
MK Gold Company                                                                                   739,600           1,109,400
New East Daggafontein Mines, Ltd.                                                 SAR             224,100             622,700
Newmont Mining Corporation(1)                                                                     370,300          16,570,925
Normandy Mining, Ltd.(1)                                                          AUD          11,131,180          15,394,844
Queenstake Resources, Ltd.                                                        CAD           1,988,900           2,236,841
Randgold and Exploration Company, Ltd.                                            SAR             664,700           4,510,896
Tombstone Explorations Company, Ltd.                                              CAD             230,400             361,761
Vengold, Inc.                                                                     CAD           4,756,400           5,766,175
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  123,302,311
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CONGLOMERATE - 2.5%
Companhia Vale Do Rio Doce, ADR(1)(4)                                                           1,000,000          19,390,000
Gencor, Ltd.(1)                                                                   SAR           1,544,100           5,610,709
Government of Poland Privatisation Certificates                                   PLZ              25,000           1,242,415
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   26,243,124
-----------------------------------------------------------------------------------------------------------------------------
NICKEL MINING - 9.6%
Inco, Ltd.(1)                                                                     CAD           1,714,857          54,790,764
Voisey Bay Nickel, Ltd.(1)                                                        CAD           1,971,900          47,882,623
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  102,673,387
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 2.1%
Atlantic Gulf Communities                                                                         371,700           1,602,956
Avatar Holdings, Inc.                                                                             195,100           6,243,200
Catellus Development Corporation                                                                1,271,400          14,462,175
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   22,308,331
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 2.1%
Cabot Corporation(1)                                                                              492,700          12,379,088
W.R. Grace & Company(1)                                                                           200,000          10,350,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   22,729,088
-----------------------------------------------------------------------------------------------------------------------------
STEEL - 0.3%
Steel Dynamics, Inc.                                                                              190,000           3,633,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,633,750
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION/MEDIA - 3.0%
Central European Media Enterprises, Ltd.                                                          350,500          11,128,375
Metromedia International Group, Inc.                                                            2,000,000          19,750,000
Vimpel-Communications, ADR(4)                                                                      27,700             654,413
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   31,532,788
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10


DECEMBER 31, 1996                                                 FOREIGN CURRENCY(8)              SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

TEXTILES - 0.6%
PT Apac Centertex Corporation, Foreign(1)(7)                                      IDR          17,668,000        $  5,984,081
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,984,081
-----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 3.0%
AMERCO, Inc.                                                                                      272,200           9,527,000
China Yuchai International, Ltd.(1)                                                             1,141,300           5,421,175
Harper Group(1)                                                                                   300,000           7,125,000
Pittston Burlington Group(1)                                                                      509,200          10,184,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   32,257,175
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.1%
Pacific Gas and Electric Corporation(1)                                                            50,000           1,050,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,050,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 75.7% (Cost $641,998,122)                                                                   805,149,296
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------------
Mesa, Inc., 8.00%, 6/30/08, Series A(1)                                                         1,032,406           6,581,589
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.6% (Cost $3,910,211)                                                         6,581,589

                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-----------------------------------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd., 7.00%, Due 10/3/011                                   $ 3,250,000           3,250,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.3% (Cost $3,250,000)                                                                    3,250,000
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                   VALUE             WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
WARRANTS
-----------------------------------------------------------------------------------------------------------------------------
DiamondWorks, Ltd., Warrants, Strike CAD 2.00, Expire 12/5/97(2)(6)               CAD           4,987,500           1,729,289
First Dynasty Mines, Ltd., Warrants, Strike CAD 4.50, Expire 9/13/97(2)(6)        CAD           1,600,000             143,653
Golden Star Resources, Ltd., Warrants, Strike CAD 11.00, Expire 3/7/97(6)         CAD              55,000             319,324
PT Apac Centertex Corporation, Warrants, Strike IDR 1000, Expire 7/14/01(6)       IDR           2,700,000             142,887
Queenstake Resources, Ltd., Warrants, Strike CAD 3.70, Expire 3/18/97(2)(6)       CAD             500,000             145,911
Vengold, Inc., Warrants, Strike $1.30, Expire 6/30/00(2)(6)                       CAD           1,286,000             633,977
-----------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.3% (Cost $2,640,222)                                                                             3,115,041
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                OPTIONS               VALUE
-----------------------------------------------------------------------------------------------------------------------------
OPTIONS
-----------------------------------------------------------------------------------------------------------------------------
Normandy Mining, Ltd., Options, Strike AUD 2.50, Expire 4/30/01(6)                AUD           1,673,426             558,651
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.0% (Cost $0)                                                                                        558,651


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                              11

SCHEDULE OF INVESTMENTS (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------
December 31, 1996                                                                               CONTRACTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------

S&P 500 INDEX PUT OPTIONS
March 97 575                                                                                          900          $   90,000
March 97 600                                                                                        1,517             218,069
March 97 625                                                                                        3,307             744,075
March 97 640                                                                                          590             177,000
March 97 650                                                                                        2,284           1,113,450
March 97 660                                                                                          436             228,900
March 97 670                                                                                        1,415             902,062
March 97 675                                                                                          824             556,200
March 97 680                                                                                          445             333,750
March 97 685                                                                                          405             263,250
March 97 700                                                                                          330             383,625
March 97 725                                                                                          710           1,207,000
March 97 730                                                                                          833           1,457,750
March 97 740                                                                                          635           1,404,938
March 97 750                                                                                           79             190,587
June 97 725                                                                                           435           1,049,438
June 97 730                                                                                           410             943,000
June 97 735                                                                                           390           1,145,625
June 97 740                                                                                           360           1,125,000
June 97 750                                                                                           320           1,080,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 1.4% (Cost $31,773,805)                                                                        14,613,719
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 78.3% (Cost $683,572,360)                                                                     833,268,296
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                      600
Australian Dollar                                                                                                       8,057
Canadian Dollar                                                                                                             4
Indonesian Rupiah                                                                                                         248
Repurchase Agreement
    State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/2/97, maturity value $9,420,616 (collateralized by $6,610,000 par value
    U.S. Treasury Note, 10.625%, due 8/15/15)                                                                       9,418,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.9%                                                                              9,426,909


12


DECEMBER 31, 1996                                                                                                       VALUE
-----------------------------------------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                                              $21,611,875
Repurchase Agreement
     State Street Bank and Trust Company, 5.00%, dated 12/31/96, due 1/2/97, maturity value $28,007,778 (collateralized by $21,890,000 par value
     U.S. Treasury Note, 10.625%, due 8/15/15)                                                                     28,000,000
     U.S. Treasury Bill, 4.85%, due 2/6/97, $140,000,000 par value                                                139,321,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 17.8%                                  188,932,875

-----------------------------------------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 20.1%                                                         213,455,330
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (17.2)%  (Proceeds: $185,809,146)                                                        (182,682,504)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.1%                                                                                            1,036,772
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $1,063,437,678
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.

(2)  Fair-value security. See 1.a. in Notes to Financial Statements.

(3)  Restricted security. See 4.e. in Notes to Financial Statements.

(4)  ADR - American Depository Receipt.

(5) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.

(6)  See 4.f. in Notes to Financial Statements.

(7)  Shares registered for foreign investors.

(8) Foreign-denominated security: AUD - Australian Dollar; CAD - Canadian Dollar; GBP - British Pound; IDR - Indonesian Rupiah; PLZ - Polish Zloty; SAR - South African Rand.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SCHEDULE OF SECURITIES SOLD SHORT


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL SERVICES - (1.3)%

Delta and Pine Land Company                                                                       419,200      $   13,414,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,414,400
-----------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS/EQUIPMENT - (0.5)%
Exide Corporation                                                                                 239,100           5,499,300
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,499,300
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - (1.3)%
Employee Solutions, Inc.                                                                          656,200          13,452,100
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,452,100
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - (0.6)%
Cyrix Corporation                                                                                 133,600           2,371,400
Encad, Inc.                                                                                       104,100           4,294,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,665,525
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - (1.8)%
Avant! Corporation                                                                                421,200          13,373,100
Imnet Systems, Inc.                                                                               196,620           4,768,035
Objective Systems Integrators, Inc.                                                                51,500           1,229,563
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   19,370,698
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL - (0.3)%
Gymboree Corporation                                                                              129,400           2,960,025
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,960,025
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - (1.5)%
Electronic Arts, Inc.                                                                             170,800           5,113,325
Sensormatic Electronics Corporation                                                               637,000          10,669,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,783,075
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - (0.5)%
Identix, Inc.                                                                                     325,700           2,666,669
IMP, Inc.                                                                                         398,000             883,063
X-Rite, Inc.                                                                                       99,100           1,635,150
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,184,882
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - (0.3)%
Zenith Electronics Corporation                                                                    257,700           2,802,488
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,802,488
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - (1.5)%
Capital One Financial Corporation                                                                 349,800          12,592,800
Cityscape Financial Corporation                                                                    73,400           1,926,750
Delta Financial Corporation                                                                         3,000              54,000
Hambrecht and Quist Group, Inc.                                                                    43,300             936,363
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,509,913
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

HEALTH CARE/MEDICAL TECHNOLOGY/HMO - (2.4)%
Integrated Health Services, Inc.                                                                  187,400        $  4,567,875
Stryker Corporation                                                                               707,500          21,136,562
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   25,704,437
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS/DEVICES - (0.2)%
PerSeptive Biosystems, Inc.                                                                       292,400           2,028,525
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,028,525
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - (1.8)%
Genesis Health Ventures, Inc.                                                                     280,900           8,743,012
Medaphis Corporation                                                                              118,700           1,327,956
Medic Computer Systems, Inc.                                                                      223,800           9,021,937
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   19,092,905
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - (1.2)%
Biomet, Inc.                                                                                      423,600           6,406,950
Enzo Biochem, Inc.                                                                                362,800           6,575,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,982,700
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - (0.7)%
Maxim Integrated Products, Inc.                                                                    75,000           3,243,750
Micron Technology, Inc.                                                                           150,000           4,368,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,612,500
-----------------------------------------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE -  (0.7)%
Rexall Sundown, Inc.                                                                              276,300           7,511,906
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,511,906
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - (0.3)%
EchoStar Communications                                                                            92,500           2,035,000
InteliData Technologies Corporation                                                               196,100           1,421,725
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,456,725
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - (0.3)%
-----------------------------------------------------------------------------------------------------------------------------
Coherent Communications Systems Corporation                                                       187,200           3,650,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,650,400
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (17.2)% (Proceeds: $185,809,146)                                                   $182,682,504
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $683,572,360)                                                                       $833,268,296
Cash and cash equivalents                                                                                           9,426,909
Deposits with brokers and custodian bank for securities sold short                                                188,932,875
Receivable from brokers for securities sold short                                                                 213,455,330
Receivable for investments sold                                                                                       822,496
Receivable for fund shares subscribed                                                                               4,034,102
Dividends/interest receivable                                                                                          96,484
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                    1,250,036,492

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Securities sold short (Proceeds: $185,809,146)                                                                    182,682,504
Payable for investments purchased                                                                                      89,472
Payable for fund shares redeemed                                                                                    1,536,289
Payable to adviser                                                                                                  1,266,508
Payable to distributor                                                                                                635,434
Accrued expenses                                                                                                      388,607
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                 186,598,814
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $1,063,437,678
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   893,173,835
Accumulated net realized gain from investments                                                                     15,637,708
Accumulated net realized loss from securities sold short                                                           (3,467,166)
Net unrealized appreciation on investments                                                                        145,786,968
Net unrealized appreciation on securities sold short                                                               12,306,333
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $1,063,437,678
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                                     $16.57

    Net Asset Value, offering and redemption price per share
    (net assets of $1,063,437,678 applicable to 64,160,166 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                         $ 18,933,540
Dividends (net of foreign tax withheld of $154,439)                                                                 3,044,652
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                            21,978,192


-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                           13,472,471
Distribution fees                                                                                                   6,736,236
Custodian and transfer agent fees                                                                                   1,063,192
Dividend expense for securities sold short                                                                            324,352
Shareholder reports                                                                                                   300,900
Professional fees                                                                                                     151,690
Registration and filing fees                                                                                           71,080
Trustees' fees and expenses                                                                                            22,326
Interest expense                                                                                                       17,962
Insurance fees                                                                                                          4,366
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                     22,164,575

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                 (186,383)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 61,594,231
Net realized gain from securities sold short                                                                        9,532,717
Net change in unrealized appreciation on investments                                                               46,658,624
Net change in unrealized appreciation on securities sold short                                                      6,082,273
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS AND SECURITIES SOLD SHORT                      123,867,845

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $123,681,462
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   FOR THE        FOR THE NINE
                                                                                                YEAR ENDED        MONTHS ENDED
                                                                                                  12/31/96            12/31/95
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                       $      (186,383)       $   (774,508)
Net realized gain from investments                                                             61,594,231          23,064,485
Net realized gain/(loss) from securities sold short                                             9,532,717         (12,590,530)
Net change in unrealized appreciation on investments                                           46,658,624         111,844,929
Net change in unrealized appreciation/(depreciation) on securities sold short                   6,082,273          (3,688,560)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          123,681,462         117,855,816

------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   -                   -
Realized gain on investments                                                                  (12,608,730)                  -
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           (12,608,730)                  -

------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from capital share transactions               444,888,205          (8,025,100)
------------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                              444,888,205          (8,025,100)

------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                  555,960,937         109,830,716
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           507,476,741         397,646,025
End of period                                                                              $1,063,437,678        $507,476,741
------------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                FOR THE      FOR THE NINE           FOR THE           FOR THE
FOR A SHARE OUTSTANDING                                      YEAR ENDED      MONTHS ENDED        YEAR ENDED      PERIOD ENDED
THROUGHOUT EACH PERIOD:                                        12/31/96          12/31/95(3)        3/31/95           3/31/94(1)(3)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $13.78            $10.70            $12.34            $10.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                0.00             (0.01)            (0.04)            (0.02)
Net realized gain/(loss) and unrealized
     appreciation/(depreciation) on investments
     and securities sold short                                     2.99              3.09             (1.35)             2.36
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                     2.99              3.08             (1.39)             2.34

-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                              -                 -                 -                 -
Distributions from realized gain on investments                  (0.20)                 -             (0.25)                -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $16.57            $13.78            $10.70            $12.34
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      21.68%            28.79%           (11.23)%           23.40%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                $1,063,437,678      $507,476,741      $397,646,025      $484,950,746
Ratio of Expenses to Average Net Assets                            2.46%             2.54%             2.46%            22.22%
Ratio of Net Investment Loss
     to Average Net Assets                                        (0.02)%           (0.20)%           (0.27)%(2)        (0.77)%
Portfolio Turnover Rate                                              44%               29%               79%               14%
Average Commission Rate Paid(4)                                 $0.0273                 -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------


(1)  The Fund commenced operations on June 30, 1993.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995, would have been 2.58%, and the ratio of net investment loss to average net assets would have been (0.39)%.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data has been determined by using the average number of shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Contrarian Fund-TM- (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a nondiversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share, to sophisticated investors under
Section 4(2) of the Securities Act of 1933. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth, and The Robertson Stephens MicroCap Growth. The assets for each series are segregated and accounted for separately.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   INVESTMENT VALUATIONS:

Marketable equity securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1996, 96.4% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources, including quotations from market-makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer; changes in the industry and other competing companies; significant changes in the issuer's financial position; and any other event which could have a significant impact on the value of the security. At December 31, 1996, 3.6% of the Fund's long positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries involving base metals, precious metals, and oil/energy. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.


c.   FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments and securities sold short.

f.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

h.   CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2    CAPITAL SHARES:

a.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and the nine months ended December 31, 1995, were as follows:

1/1/96 - 12/31/96                                    SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                      59,842,647       $ 974,268,575
Shares reinvested                                   718,331          12,010,500
-------------------------------------------------------------------------------
                                                 60,560,978         986,279,075

-------------------------------------------------------------------------------
Shares redeemed                                 (33,218,658)       (541,390,870)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net Increase                                     27,342,320       $ 444,888,205
-------------------------------------------------------------------------------

4/1/95 - 12/31/95                                    SHARES             AMOUNT
-------------------------------------------------------------------------------
Shares sold                                      27,676,642        $349,025,223
Shares reinvested                                         -                   -
-------------------------------------------------------------------------------
                                                 27,676,642         349,025,223

-------------------------------------------------------------------------------
Shares redeemed                                 (28,017,625)       (357,050,323)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net decrease                                       (340,983)        $(8,025,100)
-------------------------------------------------------------------------------

NOTE 3     TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM") an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred investment advisory fees of $13,472,471. For the year ended December 31, 1996, there was no expected reimbursement of the advisory fees and other expenses.


RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM from the Fund during the year ended December 31, 1996.

b.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor, and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John
P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Dana K. Welch, Secretary of the Fund, is a Member of RS Group and General Counsel of RS & Co. Paul H. Stephens, Portfolio Manager, is a Member of RS Group and Chief Investment Officer of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d. DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $6,736,236.

e.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $27,230 to RS & Co., which represented 1.3% of total commissions paid during the year.

On March 29, 1996, RSIM assumed an $831,595 liability of the Fund associated with a short sale obligation for 130,780 shares of Imnet Systems, Inc. The assumption of the liability resulted from the Fund having entered into short sale positions for this issuer which exceeded the most stringent state-imposed limitations. The limitations were repealed in October 1996 under the Securities Markets Improvement Act of 1996.


NOTE 4   INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments and proceeds of securities sold short for federal income tax purposes was $903,720,408. Accumulated net unrealized appreciation on investments and securities sold short was $173,776,044, consisting of gross unrealized appreciation and depreciation of $256,321,614, and $(82,545,570), respectively.

b.   INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) were $590,344,955 and $281,679,916, respectively.

c.   PUT OPTIONS:

At December 31, 1996, 3.0% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations.

The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Schedule of Investments" as an investment and subsequently mark-to-market daily to reflect the market value of the options.

d.   SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligation on the short positions.

The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales against the box) to 25% of the Fund's total assets. At December 31, 1996, the Fund had 15% of its total assets in short positions. For the year ended December 31, 1996, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $352,419,086 and $449,790,282, respectively.

Included in the "Other Assets, Net" category in the "Schedule of Investments" are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. Included in Receivable from Brokers for Securities Sold Short is $27,646,184 for these short positions. At December 31, 1996, the cost of the associated long positions and the unrealized appreciation of investments and securities sold short are $22,374,714 and $5,271,470, respectively. At December 31, 1996, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.

SECURITIES                                          SHARES               VALUE
-------------------------------------------------------------------------------
Cyrix Corporation                                  236,000         $ 4,189,000

IMP, Inc.                                           30,000              66,562

Intelidata Technologies Company                    142,000           1,029,500

Iomega Corporation                                 557,500           9,686,563

Isolyser Company, Inc.                             153,200           1,072,400

Micron Technology, Inc.                             83,000           2,417,375

Vista 2000, Inc.                                    81,500               5,094
-------------------------------------------------------------------------------
                                                                   $18,466,494
-------------------------------------------------------------------------------

e. RESTRICTED SECURITIES:

A restricted security is a security which cannot be resold to the general public without prior registration under the Securities Act of 1933. At December 31, 1996, the Fund held restricted securities with an aggregate value of $26,850,059, which represented 2.5% of the Fund's total net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

                                   SHARES        COST        VALUE  ACQUISITION
SECURITY                            (000)       (000)        (000)         DATE
-------------------------------------------------------------------------------
DiamondWorks, Ltd.                  4,987      $5,889       $5,857      12/5/96
DiamondWorks, Ltd.,
  Warrants                          4,987       1,454        1,729      12/5/96
-------------------------------------------------------------------------------
First Dynasty Mines, Ltd.           1,600       3,928        3,885      9/13/96
First Dynasty Mines, Ltd.,
  Warrants                          1,600       1,031          144      9/13/96
-------------------------------------------------------------------------------
Indochina Goldfields, Ltd.            233         233        2,054      3/24/94
                                      117         117        1,032      3/28/94
                                      750       1,469        6,614      5/26/94
                                      600       3,000        5,291      8/18/95
-------------------------------------------------------------------------------
Nescor Energy                         125          25           81      4/18/94
                                      250         100          163      5/05/94
-------------------------------------------------------------------------------
                                              $17,246     $ 26,850
-------------------------------------------------------------------------------

f. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

g. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revalue of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Contrarian Fund-TM-

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Contrarian FundTM (the "Fund") at December 31, 1996, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION


OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Contrarian Fund-TM-. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to The Contrarian Fund-TM-, Robertson Stephens offers the following mutual funds:

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES
-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Contra under the heading Robertson Stephens. Its computer quotation symbol is RSCOX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.